UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): October 22, 2003


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                            MATTSON TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

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         DELAWARE                     0-21970                  77-0208119
         --------                     -------                  ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


                        47131 Bayside Parkway
                         Fremont, California                94538
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              (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code: (510) 657-5900

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Item 7. Financial Statements and Exhibits

        (c)   Exhibits.


        Exhibit No.     Description
        -----------     -----------

            99.1        Press release dated October 22, 2003


Item 12.  Results of Operations and Financial Condition

     On October 22, 2003, Mattson Technology, Inc. (the "Company") issued a press release regarding the Company's financial results for its third fiscal quarter ended September 28, 2003. The full text of the Company's press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MATTSON TECHNOLOGY, INC.



Date: October 22, 2003                    By: /s/ Ludger Viefhues
                                              ---------------------------------
                                                  Ludger Viefhues,
                                                  Executive Vice President and
                                                  Chief Financial Officer




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                                 EXHIBIT INDEX



Exhibit No.      Description
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  99.1           Press release dated October 22, 2003